                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                         SCB COMPUTER TECHNOLOGY, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                             (SCB LOGO/LETTERHEAD)

                 NOTICE OF 2000 ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON OCTOBER 18, 2000

To our Shareholders:

     The 2000 Annual Meeting of Shareholders of SCB Computer Technology, Inc. (the "Company") will be held at the Ridgeway Inn, 5679 Poplar Avenue, Memphis, Tennessee, on October 18, 2000, beginning at 2:00 p.m. (Memphis time), for the following purposes:

     1. to elect five directors to serve on the Company's Board of Directors for a one-year term;

     2. to ratify the appointment of BDO Seidman, LLP as the Company's independent auditor for the fiscal year ending April 30, 2001; and

     3. to transact any other business that properly comes before the meeting.

     Shareholders of record at the close of business on September 13, 2000, are entitled to receive notice of, and to vote at, the meeting and any postponement or adjournment thereof.

     You are cordially invited to attend the meeting. Regardless of whether you plan to attend the meeting in person, please vote by telephone or complete, date and sign the enclosed proxy card and return it promptly in the accompanying postage-paid envelope.

                                      By Order of the Board of Directors,

                                      /s/ Gordon L. Bateman
                                      Gordon L. Bateman
                                      Secretary

September 19, 2000

                            YOUR VOTE IS IMPORTANT!

TO ENSURE THAT YOU ARE REPRESENTED AT THE MEETING, PLEASE VOTE BY TELEPHONE OR COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE, REGARDLESS OF WHETHER YOU PLAN TO ATTEND THE MEETING IN PERSON. NO ADDITIONAL POSTAGE IS NECESSARY IF THE PROXY IS MAILED IN THE UNITED STATES. YOU MAY REVOKE YOUR PROXY AT ANY TIME BEFORE IT IS VOTED AT THE MEETING.

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
ABOUT THE MEETING...........................................    1

  What is the purpose of the meeting?.......................    1
  Who is entitled to vote?..................................    1
  Who can attend the meeting?...............................    1
  What constitutes a quorum?................................    1
  How do I vote my shares?..................................    2
  How are the shares credited to my KSOP account voted?.....    2
  Can I vote by telephone?..................................    2
  Can I change my vote after I return my proxy card or KSOP
     voting instruction form?...............................    2
  What are the Board's recommendations?.....................    2
  What vote is required to approve each item?...............    3

STOCK OWNERSHIP.............................................    4

  How much common stock do the Company's largest
     shareholders and its management own?...................    4
  Section 16(a) Beneficial Ownership Reporting Compliance...    5

ITEM 1 -- ELECTION OF DIRECTORS.............................    6

  General...................................................    6
  Nominees for Director.....................................    6
  How does the Board of Directors operate?..................    7
  How often did the Board of Directors and its committees
     meet in fiscal 2000?...................................    7
  How are directors nominated?..............................    7
  How are directors compensated?............................    8
  Compensation Committee Interlocks and Insider
     Participation..........................................    8

EXECUTIVE COMPENSATION......................................    8

  Report of the Compensation Committee on Executive
     Compensation...........................................    8
  Summary Compensation Table................................   10
  Stock Option Grants in Fiscal 2000........................   11
  Stock Option Exercises and Values for Fiscal 2000.........   12
  Employment Agreements.....................................   12
  Other Compensation Agreements.............................   13
  Comparison of Total Shareholder Returns...................   14

ITEM 2 -- RATIFICATION OF APPOINTMENT OF INDEPENDENT
  AUDITOR...................................................   15

OTHER MATTERS...............................................   15

ADDITIONAL INFORMATION......................................   16

  Solicitation of Proxies...................................   16
  Shareholder Proposals for 2001 Annual Meeting of
     Shareholders...........................................   16

                             (SCB LOGO/LETTERHEAD)

                                PROXY STATEMENT
                                      FOR
                      2000 ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON OCTOBER 18, 2000

     This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Directors of SCB Computer Technology, Inc. (the "Company") for use at the 2000 Annual Meeting of Shareholders to be held at the Ridgeway Inn, 5679 Poplar Avenue, Memphis, Tennessee, on October 18, 2000, beginning at 2:00 p.m. (Memphis time), and at any postponement or adjournment thereof. This Proxy Statement and the enclosed proxy card, together with the Company's 2000 Annual Report to Shareholders, are first being sent to the shareholders of the Company entitled to vote at the meeting on or about September 19, 2000.

                               ABOUT THE MEETING

WHAT IS THE PURPOSE OF THE MEETING?

     At the meeting, the Company's shareholders will act upon the matters outlined in the accompanying Notice of 2000 Annual Meeting of Shareholders. These matters include (1) the election of five directors to serve on the Company's Board of Directors for a one-year term, and (2) the ratification of the appointment of BDO Seidman, LLP as the Company's independent auditor for the fiscal year ending April 30, 2001. In addition, the Company's management will report on the performance of the Company during fiscal 2000 and respond to questions from shareholders.

WHO IS ENTITLED TO VOTE?

     Only shareholders of record at the close of business on the record date, September 13, 2000, are entitled to receive notice of the meeting and to vote the shares of common stock that they held on that date at the meeting. Each outstanding share entitles its holder to cast one vote on each matter to be voted on at the meeting.

WHO CAN ATTEND THE MEETING?

     All shareholders as of the record date or their duly appointed proxies, together with their guests, may attend the meeting.

WHAT CONSTITUTES A QUORUM?

     The presence at the meeting, in person or by proxy, of the holders of a majority of the shares of the Company's common stock outstanding on the record date will constitute a quorum, thereby permitting the shareholders to conduct their business at the meeting. As of the record date, there were 25,045,324 outstanding shares of common stock. Broker non-votes and proxies received but marked as abstentions will be included in the calculation of the number of shares considered present at the meeting.

HOW DO I VOTE MY SHARES?

     If you complete and properly sign the accompanying proxy card and return it to the Company, it will be voted as you direct. If you are a registered shareholder (i.e., you hold your shares in your own name) and attend the meeting, you may deliver your completed proxy card or vote in person at the meeting. "Street name" shareholders who wish to vote at the meeting will need to obtain a proxy from the broker or other nominee that holds their shares.

HOW ARE THE SHARES CREDITED TO MY KSOP ACCOUNT VOTED?

     If you are a participant in the Company's KSOP, you may instruct Merrill Lynch Trust Company, the trustee of the KSOP, to vote the shares of common stock credited to your KSOP account as of the record date. You may provide your voting instructions to the KSOP trustee pursuant to the KSOP voting instruction form being mailed with this Proxy Statement to KSOP participants. The KSOP trustee will vote the shares of common stock credited to your KSOP account in accordance with the instructions set forth in your KSOP voting instruction form if it is completed and properly signed and is received by ChaseMellon Shareholder Services, LLC, the Company's voting instruction tabulator, by October 16, 2000. If your voting instructions are not received by such date, the trustee will vote the shares of common stock credited to your KSOP account in the same proportion that it votes the shares for which timely instructions were received.

CAN I VOTE BY TELEPHONE?

     If you are a registered shareholder, you may vote by telephone by following the instructions included with your proxy card. If your shares are held in "street name," you will need to contact your broker or other nominee to determine whether you will be able to vote by telephone.

     If you are a participant in the KSOP, you may provide your voting instructions to the KSOP trustee by telephone by following the instructions included with your KSOP voting instruction form.

CAN I CHANGE MY VOTE AFTER I RETURN MY PROXY CARD OR KSOP VOTING INSTRUCTION
FORM?

     Yes. Even after you have submitted your proxy card, you may change your vote at any time before the proxy is exercised by filing with the Secretary of the Company either a written notice of revocation or a duly executed proxy card bearing a later date. "Street name" shareholders must contact their broker or other nominee and follow its instructions if they wish to change their vote. If you are a participant in the KSOP, you may revoke your previously given voting instructions by filing with the voting instruction tabulator by October 16, 2000, either a written notice of revocation or a duly executed KSOP voting instruction form bearing a later date. The powers of the proxy holders will be suspended if you attend the meeting in person and so request, although attendance at the meeting will not by itself revoke a previously granted proxy or voting instruction.

WHAT ARE THE BOARD'S RECOMMENDATIONS?

     Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote your shares in accordance with the recommendations of the Board of Directors. The Board's recommendations, together with a description of each item, are set forth in this Proxy Statement. In summary, the Board recommends a vote:

     - for election of the nominated slate of five directors to serve on the Company's Board of Directors for a one-year term (see page 6); and

     - for ratification of the appointment of BDO Seidman, LLP as the Company's independent auditor for the fiscal year ending April 30, 2001 (see page
       15).

     With respect to any other item of business that properly comes before the meeting, the proxy holders will vote your shares as recommended by the Board of Directors or, if no recommendation is given, as they may determine in their own discretion.

WHAT VOTE IS REQUIRED TO APPROVE EACH ITEM?

     ELECTION OF DIRECTORS. The affirmative vote of a plurality of the votes cast at the meeting is required for the election of directors. A properly executed proxy card marked "WITHHOLD AUTHORITY" with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for the purpose of determining whether there is a quorum.

     OTHER ITEMS. For ratification of the appointment of BDO Seidman, LLP as the Company's independent auditor for the fiscal year ending April 30, 2001, and for each other item of business that properly comes before the meeting, the affirmative vote of the holders of a majority of the shares of common stock present at the meeting, in person or by proxy, and entitled to vote on the item will be required for approval. A properly executed proxy card marked "ABSTAIN" with respect to any such matter will not be voted, although it will be counted for purposes of determining whether there is a quorum.

     In general, if you hold shares of common stock in "street name" through a broker or other nominee, and if your broker or other nominee is not instructed or otherwise empowered to vote your shares at a meeting with respect to a particular matter, then your shares will constitute "broker non-votes" as to such matter. However, there will be no "broker non-votes" at this meeting, because the nature of the matters to be acted upon by the shareholders at this meeting is such that your broker or other nominee will have discretion to vote your shares even in the absence of express instructions from you.

                                STOCK OWNERSHIP

HOW MUCH COMMON STOCK DO THE COMPANY'S LARGEST SHAREHOLDERS AND ITS MANAGEMENT OWN?

     The table below shows the amount of common stock of the Company beneficially owned as of July 31, 2000, by (1) each shareholder known to management of the Company to be the beneficial owner of more than 5% of the outstanding shares of common stock, (2) each director and nominee for director of the Company, (3) each executive officer of the Company named in the Summary Compensation Table in this Proxy Statement, and (4) all directors, director nominees, and executive officers of the Company as a group.

                                                                                             PERCENTAGE
                                                                  NUMBER OF SHARES           OF SHARES
                  NAME OF BENEFICIAL OWNER                    BENEFICIALLY OWNED(1-3)      OUTSTANDING(4)
                  ------------------------                    -------------------------    --------------
Ben C. Bryant, Jr.(5).......................................          5,044,953                 20.1%
  3440 Pinebrake
  Memphis, Tennessee 38125
T. Scott Cobb...............................................          3,731,697                 14.9
  3800 Forest Hill-Irene Road, Suite 100
  Memphis, Tennessee 38125
Lord, Abbett & Co...........................................          1,704,741                  6.8
  90 Hudson Street
  Jersey City, New Jersey 07302
SCB Computer Technology, Inc. KSOP(6).......................          1,559,862                  6.2
  3800 Forest Hill-Irene Road, Suite 100
  Memphis, Tennessee 38125
Wellington Management Company...............................          1,270,000                  5.1
  75 State Street
  Boston, Massachusetts 02109
Gordon L. Bateman...........................................            300,694                  1.2
Jack R. Blair...............................................              2,000                    *
Michael J. Boling...........................................            109,000                    *
George E. Cates.............................................              3,900                    *
Jeffrey S. Cobb.............................................            302,362                  1.2
James E. Harwood............................................             40,000                    *
Gary E. McCarter(7).........................................            300,011                  1.2
Robert G. McEniry...........................................             10,000                    *
All directors, director nominees, and executive officers as
  a group (10 persons)(5,7).................................          9,844,617                 38.1

---------------

  * Less than 1% of the 25,045,324 outstanding shares of common stock.

(1) The numbers of shares of common stock shown in the table include shares that are individually or jointly owned, as well as shares over which the individual, directly or indirectly, has either sole or shared investment or voting authority. Certain of the Company's directors, director nominees, and executive officers disclaim beneficial ownership of some of the shares of common stock included in the table as follows: Mr. Bateman -- 20,000 shares held by his wife; Mr. Boling -- 1,000 shares held by his wife; Mr.
    Bryant -- 31,934 shares held by Mr. Bryant as custodian for his grandchildren, 895,852 shares held by his wife, and 42,542 shares held by his wife as custodian for their grandchildren; T. Scott Cobb -- 3,869 shares held by Mr. Cobb as custodian for his daughter, 908,668 shares held by his wife, and 139,347 shares held by his wife as custodian for their daughter; and all directors, director nominees, and executive officers as a group -- 2,043,212 shares.

(2) For certain of the Company's executive officers, the numbers of shares of common stock shown in the table include the following numbers of shares held in the trust created pursuant to the SCB Computer Technology, Inc. KSOP (the "KSOP") that were credited to their respective accounts as of July 31, 2000:
    Mr. Bateman -- 72,238 shares; Mr. Bryant -- 284,190 shares; Jeffrey S.
    Cobb -- 5,034 shares; Mr. McCarter -- 11 shares; and all executive officers as a group -- 361,473 shares.

(3) For certain of the Company's directors, director nominees, and executive officers, the numbers of shares of common stock shown in the table include the following numbers of shares that are issuable by the Company upon the exercise of options as of July 31, 2000, or within 60 days thereafter: Mr. Bateman -- 140,300 shares; Mr. Boling -- 100,000 shares; Mr.
    Bryant -- 35,211 shares; Jeffrey S. Cobb -- 190,300 shares; Mr.
    Harwood -- 30,000 shares; Mr. McCarter -- 300,000 shares; and all directors, director nominees, and executive officers as a group -- 795,811 shares.

(4) The percentages of shares outstanding were calculated based on the 25,045,324 shares of common stock that were outstanding as of July 31, 2000. For the purpose of calculating the percentage ownership of each beneficial owner, the shares outstanding include shares that such person has the right to acquire as of July 31, 2000, or within 60 days thereafter.

(5) Mr. Bryant resigned as the Chief Executive Officer, President and Treasurer of the Company on May 5, 2000, and he resigned as a director, the Chairman of the Board, and an employee of the Company as of September 1, 2000.

(6) Approximately 1,629 employees of the Company participate in the KSOP. Pursuant to the terms of the KSOP and the related trust agreement, Merrill Lynch Trust Company, the trustee of the KSOP, is required to vote the shares of common stock credited to participants' accounts in accordance with their instructions. If the trustee does not receive voting instructions from a participant in a timely manner, the trustee is to vote the shares of common stock credited to the participant's KSOP account in the same proportion that it votes the shares for which timely instructions are received.

(7) Mr. McCarter resigned as the President -- Enterprise Solutions Division and an employee of the Company as of June 30, 2000.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires that the Company's directors and executive officers and the beneficial owners of more than 10% of the outstanding shares of the Company's common stock (the "Reporting Persons") file initial reports of, and subsequent reports of changes in, beneficial ownership of the common stock with the Securities and Exchange Commission (the "SEC"). The Reporting Persons are required to furnish the Company with copies of all Section 16(a) reports filed with the SEC. Based solely on the Company's review of the copies of such reports and written representations from certain Reporting Persons furnished to the Company, the Company believes that the Reporting Persons complied with all applicable Section 16(a) filing requirements during fiscal 2000, except that T. Scott Cobb, upon returning to the Company as Chief Executive Officer in May 2000, did not file his initial report of beneficial ownership until June 2000.

                        ITEM I -- ELECTION OF DIRECTORS

GENERAL

     The Board of Directors of the Company is to consist of no fewer than two or more than nine directors. There are four directors at present. The Board has nominated five persons to serve as directors of the Company. Each director serves for a term of one year.

NOMINEES FOR DIRECTOR

     The Board of Directors proposes that the five nominees described below be elected to serve as directors of the Company for a one-year term and until their successors are duly elected and qualified. All nominees other than T. Scott Cobb are incumbent directors, although Mr. Cobb formerly was a director of the Company. Each nominee has consented to serve on the Board.

     JACK R. BLAIR. Mr. Blair, age 58, has been a director of the Company since December 14, 1999, and the non-executive Chairman of the Board of the Company since September 1, 2000. He was a director from 1989 to 1998, and a Group President from 1987 to 1998, of Smith & Nephew plc, a global medical device manufacturer. Mr. Blair was President of Richards Medical Company, which Smith & Nephew plc acquired in 1986, from 1982 to 1987. He is a director of AdvaMed, a health industry manufacturers association; National Bank of Commerce; and Bulab Holdings, Inc., the parent company of Buckman Laboratories, a manufacturer of specialty industrial chemicals.

     GEORGE E. CATES. Mr. Cates, age 62, has been a director of the Company since December 14, 1999. He has been Chairman of the Board and Chief Executive Officer of Mid-America Apartment Communities, Inc. ("MAAC"), a real estate investment trust that owns and operates apartment communities primarily in the southeastern United States, since 1994. He also was President of MAAC from 1994 to 1996. Mr. Cates was President and Chief Executive Officer of The Cates Company, an owner and operator of apartment communities, from 1977 until its merger with MAAC in 1994. He is a director of First Tennessee National Corporation, a bank holding company.

     T. SCOTT COBB. Mr. Cobb, age 63, is a co-founder of the Company and has been Chief Executive Officer since May 5, 2000. He previously served the Company as a director and Chairman of the Board from 1984 to November 16, 1999, and President from 1984 to 1996. Mr. Cobb was a partner in Seltmann, Cobb & Bryant, the Company's predecessor, from its formation in 1976 to 1984. He is the father of Jeffrey S. Cobb, the President of the Company's Professional Services Division.

     JAMES E. HARWOOD. Mr. Harwood, age 64, has been a director of the Company since 1996. He has been President of Sterling Equities, Inc., an investment services firm, since 1990. Mr. Harwood held several executive positions with Schering-Plough Corporation, a pharmaceutical and health care products company, from 1980 to 1990. He also is a director of Morgan Keegan & Company, Inc., an investment banking firm; Union Planters Corporation, a bank holding company; and Washington Life Insurance Co.

     ROBERT G. MCENIRY. Mr. McEniry, age 59, has been a director of the Company since December 14, 1999. Since 1996 he has been Chairman of the Board and Chief Executive Officer of nexAir LLC ("nexAir"), a distributor of atmospheric and industrial gases, safety and welding equipment, specialized medical equipment, and industrial supplies. He was President of Standard Welders Supply Company, a predecessor of nexAir, from 1971 to 1996, and held various sales and management positions there beginning in 1963. Mr. McEniry is a member of the board of advisors of the Steel Processing Center and is active in several industrial associations.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR EACH OF THE NOMINEES FOR DIRECTOR LISTED ABOVE.

     If any nominee were to become unavailable to serve as a director, the Board may designate a substitute nominee. In that case, the persons named as proxies will vote for the substitute nominee designated by the Board.

HOW DOES THE BOARD OF DIRECTORS OPERATE?

     The Board of Directors has established a policy of holding meetings on a regular quarterly basis and on other occasions when required by special circumstances. The Board delegates certain of its functions to its standing Audit and Compensation Committees, the principal functions and members of which are described below.

     AUDIT COMMITTEE. The Audit Committee assists the directors in fulfilling their responsibilities and duties to the Company's shareholders and other constituencies relating to the quality and integrity of the Company's accounting and financial reporting practices. The Audit Committee is authorized to recommend to the Board of Directors the retention or discharge of the Company's independent auditor; review and approve the engagement of the independent auditor, including the scope, extent and procedures of the audit and the fees to be paid therefor; review, in consultation with the independent auditor, the audit results and the proposed opinion letter or audit report and any related management letter; review and approve the audited financial statements of the Company; consult with the independent auditor and management of the Company on the adequacy of internal accounting controls; review the independence of the independent auditor; review and approve the engagement of accounting firms for non-audit services; oversee the internal audit function to ensure proper recording of accounting and financial information, the Company's compliance with applicable regulatory requirements, and the ethical conduct of its affairs; and direct and supervise investigations into matters within the scope of its duties and responsibilities. The members of the Audit Committee are Messrs. Blair, Harwood and McEniry, with Mr. Blair serving as the chairman.

     COMPENSATION COMMITTEE. The Compensation Committee assists the directors in addressing the compensation of the Company's directors, executive officers and other employees. The Compensation Committee is authorized to review and approve the Company's compensation policies and programs; review the performance of the Chief Executive Officer on an annual basis; and review and approve the salaries, bonus awards, and grants of stock options and other incentive compensation for the Chief Executive Officer and other executive officers. The members of the Compensation Committee are Messrs. Cates, Harwood and McEniry, with Mr. Harwood serving as the chairman.

HOW OFTEN DID THE BOARD OF DIRECTORS AND ITS COMMITTEES MEET IN FISCAL 2000?

     The Board of Directors met twelve times and took action by unanimous written consent three times during fiscal 2000. The Audit Committee met ten times during fiscal 2000. The Compensation Committee met three times and took action by unanimous written consent two times during fiscal 2000. Each director attended more than 75% of the total number of meetings of the Board and its committees on which he or she served in fiscal 2000.

HOW ARE DIRECTORS NOMINATED?

     The Board of Directors does not have a nominating committee. Nominations for election as a director of the Company may be made by the Board, a nominating committee appointed by the Board, or any shareholder entitled to vote for the election of directors. As required by the Company's bylaws, shareholder nominations for election to the Board must be made by written notice delivered to the Secretary of the Company in a timely manner and must identify the nominee by name and provide pertinent information concerning his or her background and experience.

HOW ARE DIRECTORS COMPENSATED?

     The Company compensates its outside (i.e., non-employee) directors for service in such capacity. Directors who are also employees of the Company are not separately compensated for their service as directors. All directors are reimbursed for the out-of-pocket expenses that they incur in attending meetings.

     On December 14, 1999, the Board of Directors adopted new guidelines for the Company's compensation of outside directors. The compensation of outside directors now consists of (1) an annual cash retainer of $20,000; (2) a cash fee of $1,000 for each meeting of the Board of Directors or any of its committees attended by a director or committee member, with an additional cash fee of $1,000 to be paid to the chairman of the meeting due to the additional responsibilities attendant to such position; (3) upon initial election as a director, a grant of stock options to purchase 20,000 shares of common stock at an exercise price equal to the fair market value on the effective date of grant; and (4) upon re-election as a director, a grant of stock options to purchase 10,000 shares of common stock at an exercise price equal to the fair market value on the effective date of grant. The principal goals of this compensation program are to enhance the equity and incentive elements of outside director compensation through reliance on stock option grants, to reward such directors for taking on extra responsibilities such as service on a committee, and to make the total compensation package an effective tool for the retention and recruitment of qualified, talented outside directors.

     On August 29, 2000, the Compensation Committee adopted guidelines for the Company's compensation of Jack R. Blair as the non-executive Chairman of the Board beginning on September 1, 2000. The Company will pay to Mr. Blair a monthly fee of $8,000 as compensation for his service as the non-executive Chairman of the Board. The Company also will reimburse Mr. Blair for the out-of-pocket expenses that he incurs in performing such service. As an outside director, Mr. Blair will be entitled to receive the meeting attendance fees and stock option grants, but not the annual cash retainer, provided to outside directors.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     George E. Cates, James E. Harwood and Robert G. McEniry, who currently are directors of the Company, and Joseph W. McLeary, who was a director of the Company until he resigned on November 10, 1999, served as members of the Compensation Committee of the Board of Directors during fiscal 2000. None of such persons is or has been an officer or employee of the Company or any of its subsidiaries. In addition, no executive officer of the Company served during fiscal 2000 as a member of a compensation committee or as a director of any entity of which any of the Company's directors served as an executive officer.

                             EXECUTIVE COMPENSATION

     The following Report of the Compensation Committee on Executive Compensation and the cumulative total shareholder returns graph included elsewhere in this Proxy Statement do not constitute soliciting material and should not be deemed filed or incorporated by reference into any other filing by the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates such information by reference therein.

REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

     OVERVIEW. The Company's executive compensation program is administered by the Compensation Committee of the Board of Directors (the "Committee"). The Committee is composed of George E. Cates, James E. Harwood, and Robert G. McEniry. Mr. Harwood served on the Committee throughout fiscal 2000 and is its chairman, while Messrs. Cates and McEniry were initially appointed to the Committee on February 14, 2000. The Committee is responsible for making decisions with respect to the compensation of the Company's executive officers, including the Chief Executive Officer. In making decisions regarding executive compensation, the Committee has attempted to implement a policy that serves the financial interests of the Company's shareholders while providing appropriate incentives to its executive officers.

     COMPENSATION PHILOSOPHY. The Company's executive compensation program is designed to attract and retain high caliber executives and motivate them to achieve superior performance for the benefit of the Company's shareholders. The Committee believes that a significant portion of executive officers' compensation potential on an annual basis should be at risk based on the Company's performance and total shareholder return. When the Company's performance does not meet criteria established by the Committee, incentive compensation is reduced accordingly.

     COMPENSATION PROGRAM. The compensation for executive officers of the Company generally consists of a base salary and an annual incentive bonus opportunity. The total cash compensation (i.e., base salary plus annual incentive bonus) paid to the Company's executive officers is intended to be competitive with the total cash compensation paid to executive officers in similar positions at companies primarily in the information technology services industry with revenues similar to those of the Company. These components of executive compensation are discussed more fully below.

     BASE SALARY. The Committee determines the base salaries of the Chief Executive Officer and all other executive officers of the Company. The Committee does not rely on a specific list of companies to compare salaries, but seeks relevant compensation data. Salaries are reviewed annually, and increases are based primarily on merit according to each executive officer's achievement of specific performance objectives.

     ANNUAL INCENTIVE BONUS. The Company, in a departure from prior years, did not implement a bonus plan for its executive officers with respect to their performance in fiscal 2000. As a consequence, the Company made no plan-based bonus awards to its executive officers for fiscal 2000. On an individual basis, the Company paid a bonus of $60,417 to Michael J. Boling, its Executive Vice President -- Finance and Chief Financial Officer, in respect of his performance during fiscal 2000.

     COMPENSATION OF CHIEF EXECUTIVE OFFICER. Ben C. Bryant, Jr., was the Chief Executive Officer of the Company during fiscal 2000. Mr. Bryant had an employment agreement with the Company, which is discussed in greater detail elsewhere in this Proxy Statement. The agreement provided for Mr. Bryant to receive a base salary at the rate of $425,000 per year during the period from November 1, 1998, to January 31, 2000, $600,000 per year during the period from February 1, 2000, to May 4, 2000, and $300,000 per year from May 5, 2000, until the agreement expired on October 31, 2001. The Company paid Mr. Bryant a base salary of $461,458 in fiscal 2000. He also was entitled to receive incentive compensation as determined in accordance with any bonus plan authorized by the Committee. Mr. Bryant did not receive an annual incentive bonus for fiscal 2000. The Committee considers the total compensation received by Mr. Bryant for fiscal 2000 to be reasonable and appropriate under the circumstances. As described elsewhere in this Proxy Statement, Mr. Bryant resigned as the Chief Executive Officer of the Company on May 5, 2000, and he resigned as an employee of the Company and terminated his employment agreement with the Company as of September 1, 2000.

     INTERNAL REVENUE CODE LIMITS ON DEDUCTIBILITY OF COMPENSATION. Section 162(m) of the Internal Revenue Code generally disallows a tax deduction to public corporations such as the Company for compensation over $1,000,000 paid for any tax year to the corporation's chief executive officer and four other most highly compensated executive officers as of the year end. However, the Internal Revenue Code exempts qualifying performance-based compensation from the deduction limit if certain requirements are met. The Committee currently intends to structure performance-based compensation, including annual incentive bonuses and stock option grants, to executive officers who may be subject to Section 162(m) in a manner that satisfies these requirements. The Board of Directors and the Committee, however, reserve the authority to award non-deductible compensation in other circumstances as they deem appropriate. Furthermore, because of ambiguities and uncertainties in the application and interpretation of Section 162(m) and the implementing regulations issued thereunder, no assurance can be given that, notwithstanding the Company's efforts, executive officer compensation intended to satisfy the requirements for deductibility under Section 162(m) will in fact do so.

                                    Submitted by the Compensation Committee:

                                    George E. Cates
                                    James E. Harwood (chairman)
                                    Robert G. McEniry

SUMMARY COMPENSATION TABLE

     The table below sets forth summary compensation information for each of the last three fiscal years with respect to (1) the Company's Chief Executive Officer in fiscal 2000 (Ben C. Bryant, Jr., who subsequently resigned from such position on May 5, 2000); (2) the four other most highly compensated executive officers of the Company for fiscal 2000 who were serving in such capacities on April 30, 2000 (Michael J. Boling, Jeffrey S. Cobb, Gordon L. Bateman, and Gary
E. McCarter, of whom Mr. McCarter subsequently resigned from the Company as of June 30, 2000); and (3) one executive officer of the Company who would have been among the four other most highly compensated executive officers of the Company for fiscal 2000 had he been serving in such capacity on April 30, 2000 (T. Scott Cobb, who resigned as Chairman of the Board on November 16, 1999, and subsequently was elected Chief Executive Officer on May 5, 2000).

                                                                                          LONG-TERM
                                                                                         COMPENSATION
                                                                                         ------------
                                                                         ANNUAL           NUMBER OF
                                                                      COMPENSATION          STOCK
                                                          FISCAL   -------------------     OPTIONS       ALL OTHER
              NAME AND PRINCIPAL POSITIONS                 YEAR    SALARY(1)    BONUS      GRANTED      COMPENSATION
              ----------------------------                ------   ---------   -------   ------------   ------------
Ben C. Bryant, Jr.(2)...................................   2000    $461,458         --          --        $14,785(3)
  Former Chairman of the Board, Chief                      1999     362,500         --      35,211         10,600
  Executive Officer, President and Treasurer               1998     300,000         --          --          7,608
T. Scott Cobb(4)........................................   2000     232,516         --          --          6,405(5)
  Chief Executive Officer                                  1999     362,500         --      35,211         13,600
                                                           1998     300,000         --          --         10,608
Michael J. Boling(6)....................................   2000     120,833    $60,417     100,000          4,389(7)
  Executive Vice President -- Finance,                     1999          --         --          --             --
  Chief Financial Officer, and Treasurer                   1998          --         --          --             --
Jeffrey S. Cobb(8)......................................   2000     305,930         --     200,000         15,500(9)
  President -- Professional Services Division              1999     178,500         --          --         14,300
                                                           1998     132,000         --          --          1,990
Gordon L. Bateman.......................................   2000     214,583         --     100,000         14,234(10)
  Chief Administrative Officer                             1999     170,000         --          --          9,751
                                                           1998     140,000         --          --          5,303
Gary E. McCarter(11)....................................   2000     252,241         --     425,000         14,635(12)
  Former Chief Financial Officer and                       1999     191,154         --          --          3,083
  President -- Enterprise Solutions Division               1998     140,000         --          --          1,389

---------------

 (1) The salary figures shown in the table include amounts deferred by the employees under the Company's deferred compensation plans.

 (2) Mr. Bryant was Vice Chairman of the Board of the Company until he was elected Chairman of the Board on December 1, 1999. He also was Chief Executive Officer, President, and Treasurer until he resigned from these positions on May 5, 2000. Mr. Bryant resigned as a director, the Chairman of the Board, and an employee of the Company as of September 1, 2000.

 (3) Mr. Bryant's other compensation for fiscal 2000 consisted of $5,095 of Company matching contributions under a deferred compensation plan, $690 for excess life insurance, and $9,000 as an automobile allowance.

 (4) T. Scott Cobb was Chairman of the Board of the Company until he resigned on November 16, 1999. He was elected Chief Executive Officer on May 5, 2000.

 (5) T. Scott Cobb's other compensation for fiscal 2000 consisted of $1,155 for excess life insurance and $5,250 as an automobile allowance.

 (6) Mr. Boling was elected Executive Vice President -- Finance and Chief Financial Officer of the Company on December 1, 1999. He was elected Treasurer on May 5, 2000.

 (7) Mr. Boling's other compensation for fiscal 2000 consisted of $363 of Company matching contributions under a deferred compensation plan, $276 for excess life insurance, and $3,750 as an automobile allowance.

 (8) Jeffrey S. Cobb was Chief Operating Officer of the Company until he was elected President -- Professional Services Division on December 1, 1999.

 (9) Jeffrey S. Cobb's other compensation for fiscal 2000 consisted of $6,477 of Company matching contributions under a deferred compensation plan, $216 for excess life insurance, and $8,807 as an automobile allowance.

(10) Mr. Bateman's other compensation for fiscal 2000 consisted of $4,751 of Company matching contributions under a deferred compensation plan, $483 for excess life insurance, and $9,000 as an automobile allowance.

(11) Mr. McCarter was Chief Financial Officer of the Company until he was elected President -- Enterprise Solutions Division on December 1, 1999. He resigned as the President -- Enterprise Solutions Division and an employee of the Company as of June 30, 2000.

(12) Mr. McCarter's other compensation for fiscal 2000 consisted of $5,083 of Company matching contributions under a deferred compensation plan, $552 for excess life insurance, and $9,000 as an automobile allowance.

STOCK OPTION GRANTS IN FISCAL 2000

     The table below sets forth information regarding grants of stock options made to the executive officers named in the Summary Compensation Table during fiscal 2000 and the potential realizable value of such stock options at assumed annual rates of stock price appreciation for the ten-year option terms.

                                                                               POTENTIAL REALIZABLE
                                                                                 VALUE AT ASSUMED
                                     PERCENTAGE OF                             ANNUAL RATES OF STOCK
                        NUMBER OF    TOTAL OPTIONS                            PRICE APPRECIATION FOR
                         OPTIONS      GRANTED TO     EXERCISE                     OPTION TERM(2)
                       GRANTED IN    EMPLOYEES IN      PRICE     EXPIRATION   -----------------------
        NAME           FISCAL 2000    FISCAL 2000    ($/SHARE)    DATE(1)         5%          10%
        ----           -----------   -------------   ---------   ----------   ----------   ----------
Ben C. Bryant, Jr....         --           --              --            --           --           --
T. Scott Cobb........         --           --              --            --           --           --
Michael J. Boling....    100,000(3)       5.9%        $2.9375    12/01/2009   $  184,738   $  468,162
Jeffrey S. Cobb......    200,000(4)      11.9            3.75    10/07/2009      471,671    1,195,307
Gordon L. Bateman....    100,000(5)       5.9            3.75    10/07/2009      235,835      597,653
Gary E. McCarter.....    425,000(6)      25.3            3.75    10/07/2009    1,002,301    2,540,027

---------------

(1) The Compensation Committee, which administers the 1997 Stock Incentive Plan (the "1997 Plan") and the Company's other incentive plans, has general authority to accelerate, extend or otherwise modify the benefits under the stock options in certain circumstances within overall plan and other limitations. The Compensation Committee has no present intention to exercise that authority with respect to these stock options.

(2) These dollar figures represent the potential realizable value of each grant of stock options, assuming that the market price of the common stock appreciates in value from the date of grant to the end of the ten-year option term at annualized rates of 5% and 10%. These assumed rates of stock price appreciation have been established by the SEC solely for the purpose of this disclosure. The Company's use of this option valuation methodology should not be interpreted as an endorsement of its accuracy. The actual value of the stock options may be significantly different, and the value actually realized, if any, will depend upon the excess of the market value of the common stock over the option exercise price at the time of exercise.

(3) The stock options granted to Mr. Boling in fiscal 2000 became exercisable as follows: 50,000 shares on December 1, 1999; and 50,000 shares on June 1, 2000.

(4) The stock options granted to Mr. Cobb in fiscal 2000 become exercisable as follows: 100,000 shares on October 7, 1999; and 100,000 shares on October 7, 2000.

(5) The stock options granted to Mr. Bateman in fiscal 2000 become exercisable as follows: 50,000 shares on October 7, 1999; and 50,000 shares on October 7, 2000.

(6) The stock options granted to Mr. McCarter in fiscal 2000 originally became exercisable as follows: 300,000 shares on October 7, 1999; and 125,000 shares on October 7, 2000. In accordance with the 1997 Plan, all of Mr. McCarter's stock options, including those granted in fiscal 2000, terminated as of June 30, 2000, as a result of his resignation from the Company; however, the Company has allowed Mr. McCarter a period of three years after the date of his resignation (i.e., until June 30, 2003) in which to exercise the 300,000 stock options that were granted in fiscal 2000 and were vested as of his resignation date.

STOCK OPTION EXERCISES AND VALUES FOR FISCAL 2000

     The executive officers named in the Summary Compensation Table did not exercise any stock options during fiscal 2000. The table below sets forth information concerning the number and value of their unexercised options at April 30, 2000.

                                                   NUMBER OF SHARES
                                                      UNDERLYING               VALUE OF UNEXERCISED
                                                UNEXERCISED OPTIONS AT        IN-THE-MONEY OPTIONS AT
                                                    APRIL 30, 2000                APRIL 30, 2000*
                                              ---------------------------   ---------------------------
                    NAME                      EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
                    ----                      -----------   -------------   -----------   -------------
Ben C. Bryant, Jr...........................     35,211             --       $     --        $    --
T. Scott Cobb...............................         --             --             --             --
Michael J. Boling...........................     50,000         50,000             --             --
Jeffrey S. Cobb.............................    190,300        100,000             --             --
Gordon L. Bateman...........................    140,300         50,000             --             --
Gary E. McCarter............................    412,300        125,000             --             --

---------------

* In accordance with the SEC's rules, a stock option is in-the-money if the fair market value of the underlying security exceeds the exercise price of the option. For the purposes of this table, the fair market value of the Company's common stock at April 30, 2000, is deemed to have been $2.125 per share, which is the closing sale price of the common stock reported for transactions effected on the Nasdaq Stock Market ("Nasdaq") on April 13, 2000. Nasdaq suspended trading in the common stock on April 14, 2000, up to and beyond April 30, 2000, and subsequently delisted the common stock on August 18, 2000. As so determined, the fair market value of the common stock is less than the exercise prices of all the stock options shown in the table. Consequently, none of the options is in-the-money.

EMPLOYMENT AGREEMENTS

     BEN C. BRYANT, JR. Ben C. Bryant, Jr., served as an executive officer and employee of the Company pursuant to an employment agreement which was entered into on November 1, 1998, and was terminated as of September 1, 2000. The term of Mr. Bryant's employment was three years ending on October 31, 2001, unless the Company or he gave written notice to the contrary at least 30 days prior to the second anniversary of the agreement or any anniversary thereafter, in which event the term would have been extended for an additional year so that the remaining term always would have been two years from such anniversary. The Company and Mr. Bryant modified the employment agreement twice during fiscal 2000 -- effective as of November 1, 1999, and May 5, 2000 -- each time to reduce the current base salary payable to Mr. Bryant thereunder. The agreement provided for Mr. Bryant to receive a base salary at the rate of $425,000 per year during the period from November 1, 1998, to January 31, 2000, $600,000 per year during the period from February 1, 2000, to May 4, 2000, and $300,000 per year from May 5, 2000, until the agreement expired on October 31, 2001. The Company paid Mr. Bryant a base salary of $461,458 in fiscal 2000. He also was entitled to receive incentive compensation as determined in accordance with any bonus plan authorized by the Compensation Committee of the Board of Directors. Mr. Bryant did not receive an annual incentive bonus for fiscal 2000. Mr. Bryant's employment agreement was terminated upon his resignation from the Company as of September 1, 2000. See "Other Compensation Agreements."

     T. SCOTT COBB. T. Scott Cobb served as the Chairman of the Board and an employee of the Company pursuant to an employment agreement which was entered into on November 1, 1998, and was terminated on November 16, 1999. Mr. Cobb's employment agreement was identical in all material respects to that of Mr. Bryant, except that it was not subsequently modified to adjust the compensation payable to Mr. Cobb thereunder. The Company paid Mr. Cobb a base salary of $232,516 in fiscal 2000 through the date of his resignation. He did not receive an annual incentive bonus for fiscal 2000. Mr. Cobb's employment agreement was terminated upon his resignation from the Company on November 16, 1999. As noted elsewhere in this Proxy Statement, Mr. Cobb was elected the Chief Executive Officer of the Company on May 5, 2000. He does not have an employment agreement in his current capacity with the Company.

OTHER COMPENSATION AGREEMENTS

     BEN C. BRYANT, JR. Ben C. Bryant, Jr., resigned from all of his positions with the Company, including as a director, the Chairman of the Board, and an employee of the Company, effective as of September 1, 2000. The Company and Mr. Bryant entered into a separation agreement in connection with his resignation. In the separation agreement, Mr. Bryant agreed, among other things, (1) to terminate his employment agreement, which was scheduled to run through October 31, 2001, effective immediately, and to forego his right to receive $350,000 in future base salary thereunder; (2) not to disclose or use any of the Company's confidential information; (3) not to compete with the Company until October 31, 2002; (4) to refer to the Company any and all opportunities known to him for the performance of IT professional staffing services until October 31, 2002; (5) not to acquire any of the Company's assets or voting securities or make a proxy solicitation with respect to the Company's voting securities until October 31, 2002; (6) not to sell, transfer or otherwise dispose of more than 50,000 shares of the Company's common stock during any period of 30 consecutive trading days, subject to certain limited exceptions, until October 31, 2002; (7) to cooperate with the Company in any future investigations and legal proceedings; (8) to release the Company and related persons and entities from liabilities arising from the termination of his employment; and (9) not to participate in any legal proceeding against the Company and related persons, except in certain limited situations. In exchange for these and other covenants, the Company agreed to pay to or on behalf of Mr. Bryant under the separation agreement (a) $94,615 for earned but not taken vacation accumulated during his career with the Company;
(b) $9,627 with respect to the premiums for group medical, dental, long-term disability and term life insurance coverage for Mr. Bryant until August 31, 2001, which the Company otherwise would have been required to pay under his employment agreement; and (c) $650,000 as severance which is to be paid ratably over 26 months from September 2000 to October 2002.

     GARY E. MCCARTER. Gary E. McCarter resigned as the President -- Enterprise Solutions Division and an employee of the Company as of June 30, 2000. In connection with his resignation, the Company and Mr. McCarter entered into a transitional support services agreement effective as of July 1, 2000. The term of the agreement is six months ending on December 31, 2000. Mr. McCarter is obligated to perform such transitional support services relating to the accounting, financial, operational and other functions of the Company's business and affairs as the Company may request from time to time. As compensation for such services, the Company agreed to pay a fee of $24,811 per month to Mr. McCarter. The Company also is required to reimburse Mr. McCarter for all reasonable and necessary costs that he incurs in performing the services.

COMPARISON OF TOTAL SHAREHOLDER RETURNS

     The graph below compares the cumulative total shareholder returns for the period from February 15, 1996, to April 30, 2000, for the Company's common stock, the CRSP Index for the Nasdaq Stock Market -- U.S. Companies (the "Nasdaq U.S. Companies Index"), and the CRSP Index for Nasdaq Computer and Data Processing Stocks (the "Nasdaq Computer and Data Processing Index"). The graph assumes that $100 was invested on February 15, 1996 (when trading in the common stock commenced on the Nasdaq Stock Market following the Company's initial public offering) in the Company's common stock, the Nasdaq U.S. Companies Index, and the Nasdaq Computer and Data Processing Index, and that all dividends were reinvested. Total returns for the two Nasdaq indexes are weighted based on the market capitalization of the companies included therein. Historic stock price performance is not indicative of future stock price performance. The Company does not make or endorse any prediction as to future stock price performance.

                      CUMULATIVE TOTAL SHAREHOLDER RETURNS
          BASED ON REINVESTMENT OF $100 BEGINNING ON FEBRUARY 15, 1996


                                    (CHART)



                                                            2/15/96    4/30/96    4/30/97    4/30/98    4/30/99     4/30/00
                                                            -------    -------    -------    -------    -------     -------

SCB COMPUTER TECHNOLOGY, INC........................         $100       $162       $107       $220        $124       $ 39
NASDAQ U.S. COMPANIES INDEX.........................          100        110        116        174         238        361
NASDAQ COMPUTER AND DATA PROCESSING INDEX...........          100        113        125        195         299        437

Source: Center for Research in Security Prices, University of Chicago Graduate
        School of Business

          ITEM 2 -- RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITOR

     The Board of Directors has appointed BDO Seidman, LLP as the Company's independent auditor for the fiscal year ending April 30, 2001, subject to shareholder ratification. The appointment was made at the recommendation of the Audit Committee.

     BDO Seidman, LLP audited the Company's financial statements for fiscal 2000. Representatives of BDO Seidman, LLP are expected to be present at the meeting. They will be given an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR RATIFICATION OF THE APPOINTMENT OF BDO SEIDMAN, LLP AS THE COMPANY'S INDEPENDENT AUDITOR FOR THE FISCAL YEAR ENDING APRIL 30, 2001. If the shareholders do not ratify the appointment, the matter will be reconsidered by the Audit Committee and the Board of Directors.

     As previously disclosed, Ernst & Young LLP resigned as the independent auditor of the Company as of April 10, 2000. On that date, as a result of the internal investigation then being conducted by the Audit Committee of the Company's Board of Directors into the concerns raised by five employees regarding the Company's accounting treatment of certain matters, Ernst & Young LLP advised the Audit Committee that information had come to its attention that could materially impact the fairness and reliability of the Company's financial statements for fiscal 1998 and 1999 and the first three quarters of fiscal 2000. In addition, pending the completion of the investigation, Ernst & Young LLP advised the Audit Committee that based on such information Ernst & Young LLP was uncertain as to whether it would be able to continue to be associated with the Company's restated financial statements. Based on these determinations, Ernst & Young LLP advised the Audit Committee of its resignation as the Company's independent auditor effective as of April 10, 2000.

     The reports of Ernst & Young LLP on the Company's financial statements for fiscal 1998 and 1999 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles. In addition, in connection with the audits of the Company's financial statements for fiscal 1998 and 1999, and in the first three quarters of fiscal 2000, there were no disagreements with Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of Ernst & Young LLP, would have caused Ernst & Young LLP to make reference to the matter in connection with its report.

     Notwithstanding its resignation as the Company's auditor on a going-forward basis, Ernst & Young LLP subsequently audited and issued an unqualified report on the Company's restated financial statements for fiscal 1998 and 1999.

     On June 30, 2000, the Company appointed BDO Seidman, LLP as its independent auditor for fiscal 2000. BDO Seidman, LLP audited and issued an unqualified report on the Company's financial statements for fiscal 2000.

                                 OTHER MATTERS

     As of the date of this Proxy Statement, the Company knows of no business that will be presented for consideration at the meeting other than the items referred to above. If any other matter is properly brought before the meeting for action by the Company's shareholders, the proxy holders will vote the shares of common stock represented by proxies in the enclosed form that are returned to the Company as recommended by the Board of Directors or, if no recommendation is given, as they may determine in their own discretion.

                             ADDITIONAL INFORMATION

SOLICITATION OF PROXIES

     The Company will bear the cost of preparing and mailing this Proxy Statement and soliciting proxies in the enclosed form. The Company has retained Corporate Communications, Inc. ("CCI") to provide various investor communication services, including the solicitation of proxies, for which the Company pays CCI a monthly fee plus reimbursement of certain out-of-pocket expenses. Directors, officers and other employees of the Company also may solicit proxies without any additional compensation. The solicitations will be made through the mail and may also be made in person or by telephone, facsimile or other electronic means. The Company requests that brokerage firms and other nominees forward the proxy solicitation materials to the beneficial owners of the shares of common stock held of record by such nominees and will reimburse them for their reasonable forwarding expenses.

SHAREHOLDER PROPOSALS FOR 2001 ANNUAL MEETING OF SHAREHOLDERS

     Shareholders interested in presenting a proposal for consideration at the Company's annual meeting of shareholders in 2001 must follow the procedures prescribed in the Company's bylaws and the Securities Exchange Act of 1934 and the rules and regulations thereunder. Shareholder proposals must be received by the Secretary of the Company no later than May 22, 2001, to be considered timely under the advance notice provisions of the Company's bylaws and to be eligible for inclusion in the Company's Proxy Statement and related proxy for the 2001 annual meeting of shareholders. Nothing in this paragraph shall be deemed to require the Company to include any shareholder proposal that does not meet all the requirements for such inclusion established by the Company's bylaws or the Securities Exchange Act of 1934 and the rules and regulations thereunder.

                                      By Order of the Board of Directors,

                                      /s/ Gordon L. Bateman
                                      Gordon L. Bateman
                                      Secretary

Memphis, Tennessee
September 19, 2000

                                   (SCB LOGO)

(SYMBOL) Printed on Recycled Paper

PLEASE MARK
YOUR VOTE AS INDICATED IN
THIS PARAGRAPH

1. ELECTION OF FIVE DIRECTORS to serve on the                           2. RATIFICATION OF THE APPOINTMENT OF BDO SEIDMAN,
   Company's Board of Directors for a one-year term.                       LLP as the Company's independent auditor for the fiscal
                                                                           year ending April 30, 2001.
   FOR all nominees        WITHHOLD
   listed (except as       AUTHORITY         01 Jack R. Blair  02 George E. Cates         FOR      AGAINST  ABSTAIN
      otherwise         for all nominees     03 T. Scott Cobb                             [  ]      [  ]      [   ]
      indicated*)            listed          04 James E. Harwood
                                             05 Robert G. McEniry

                  (*)Instruction: To withhold authority to vote for any director nominee, draw a line through the name of the nominee in the list above.

This proxy is solicited on behalf of the Board of Directors and will be voted in accordance with the undersigned's directions set forth herein. If no such direction is made, this proxy will be voted FOR each of the matters described above.


Date: _______________________, 2000


------------------------------------
Signature of shareholder


----------------------------------------------------------------------
Signature of shareholder, if held jointly


Please sign your name as it appears on this proxy. Joint owners each should sign. When signing as trustee, administrator, executor, attorney, etc. please indicate your full title as such. Corporations should sign in full corporate name by President or other authorized officer. Partnerships should sign in full partnership name by authorized partner.

                            * FOLD AND DETACH HERE *

                                VOTE BY TELEPHONE
                        QUICK * * * EASY * * * IMMEDIATE

   Your telephone vote authorizes the named proxies to vote your shares in the same manner as if you completed, signed, dated and returned your proxy card.

        CALL TOLL-FREE 1-800-840-1208 ON A TOUCH-TONE TELEPHONE ANYTIME.
                    THERE IS NO CHARGE TO YOU FOR THIS CALL.

    You will be asked to enter the Control Number located in the lower right corner of this form.

OPTION A: To vote as the Board of Directors recommends on ALL items, press 1.

OPTION B: If you choose to vote on each item separately, press
0. You will hear these instructions:

         Item 1: To vote FOR ALL nominees, press 1. To WITHHOLD FOR ALL nominees, press 9. To WITHHOLD FOR AN INDIVIDUAL nominee, press 0 and listen to the instructions.

         item 2: To vote FOR,press 1. To vote AGAINST, press 9. To ABSTAIN, press 0. When asked,you must confirm your vote by pressing 1.

                              THANK YOU FOR VOTING.

  Call * * Toll-Free * * On a Touch-Tone
               Telephone
    1-800-840-1208 - ANYTIME
      There is NO CHARGE to you for this call.

                          SCB COMPUTER TECHNOLOGY, INC.
                      2000 ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON OCTOBER 18, 2000

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The 2000 Annual Meeting of Shareholders of SCB Computer Technology, Inc. (the "Company") will be held at the Ridgeway Inn, 5679 Poplar Avenue, Memphis, Tennessee, on October 18, 2000, beginning at 2:00 p.m. (Memphis time). The undersigned hereby acknowledges receipt of the related Notice and Proxy Statement dated September 19, 2000, accompanying this proxy, to which reference is hereby made for further information regarding the meeting and the matters to be considered and voted on by the shareholders at the meeting.

The undersigned hereby appoints Gordon L. Bateman and Michael J. Boling, and each of them, attorneys and agents, with full power of substitution, to vote as proxy all shares of common stock of the Company owned of record by the undersigned and otherwise to act on behalf of the undersigned at the 2000 Annual Meeting of Shareholders and any postponement or adjournment thereof, in accordance with the directions set forth herein and with discretionary authority with respect to any other business, not known or determined at the time of the solicitation of this proxy, that properly comes before such meeting or any postponement or adjournment thereof.

The undersigned hereby revokes any proxy heretofore given and directs said attorneys and agents to vote or act as indicated on the reverse side hereof.

                          (Continued on reverse side)

-------------------------------------------------------------------------------

                            * FOLD AND DETACH HERE *

                     [SCB COMPUTER TECHNOLOGY, INC. LOGO]

3800 Forest Hill - Irene Road, Suite 100, Memphis, TN 38125 (800) 221-1640
(901) 754-6577 Fax: (901) 754-8463

                               September 19, 2000

Dear Shareholder:

It is a great pleasure to have this opportunity to provide you with our 2000 Annual Report and the Proxy Statement for our 2000 Annual Meeting of Shareholders. The Annual Report discusses our performance in fiscal 2000 as well as our business strategy for the future. The Proxy Statement provides you with information relating to the business to be conducted at our annual meeting on October 18, 2000.

                            YOUR VOTE IS IMPORTANT!
                        YOU CAN VOTE IN ONE OF TWO WAYS:

1. Call toll-free 1-800-840-1208 on a touch-tone telephone and follow the instructions on the reverse side. There is NO CHARGE to you for this call.

         or

2. Complete, sign, date and return your proxy card in the accompanying envelope.

Thank you for your interest and ownership in SCB Computer Technology, Inc.

                                    Sincerely,

                                    /S/ T. Scott Cobb

                                    T. Scott Cobb
                                    Chief Executive Officer


                                                                                                             PLEASE MARK
                                                                                                             YOUR VOTES AS
                                                                                                             INDICATED IN     [X]
                                                                                                             THIS EXAMPLE



1. ELECTION OF FIVE DIRECTORS to serve on the Company's Board of         2. RATIFICATION OF THE APPOINTMENT OF BDO SEIDMAN,
   Directors for a one-year term.                                           LLP as the Company's independent auditor for the fiscal
                                                                            year ending April 30, 2001.

   FOR all nominees         WITHHOLD
   listed (except as        AUTHORITY       01 JACK R. BLAIR       02 GEORGE E. CATES
      otherwise         for all nominees
      indicated*)             listed        03 T. SCOTT COBB       04 JAMES E. HARWOOD             FOR     AGAINST    ABSTAIN

        [   ]                 [   ]         05 ROBERT G. MCENIRY                                   [  ]     [   ]      [   ]

                                            * Instruction: To withhold authority to vote for any
                                              director nominee, draw a line through the name of
                                              the nominee in the list above.


                                                                                The Trustee will vote the shares of common stock
                                                                                credited to the undersigned's KSOP account in
                                                                                accordance with the voting instructions set forth
                                                                                herein if this voting instruction form is completed
                                                                                and properly signed and is received by ChaseMellon
                                                                                Shareholder Services, LLC, the Company's voting
                                                                                instruction tabulator, by October 16, 2000. If
                                                                                voting instructions from the undersigned are not
                                                                                received by such date, the Trustee will vote the
                                                                                shares of common stock credited to the undersigned's
                                                                                KSOP account in the same proportion that it votes
                                                                                the shares for which timely instructions were
                                                                                received.


                                                                                Date:                                        , 2000
                                                                                     ----------------------------------------


                                                                                ---------------------------------------------------
                                                                                Signature of KSOP participant(*)

                                                                                Please sign your name as it appears on this voting
                                                                                instruction form.

-----------------------------------------------------------------------------------------------------------------------------------
                                                      *  FOLD AND DETACH HERE  *

                                                          VOTE BY TELEPHONE
                                                  QUICK * * * EASY * * * IMMEDIATE

Your telephone vote authorizes the named proxies to vote your shares in the same manner as if you completed, signed, dated and returned your proxy card.

                                 CALL TOLL-FREE 1-800-840-1208 ON A TOUCH-TONE TELEPHONE ANYTIME.
                                              THERE IS NO CHARGE TO YOU FOR THIS CALL.

    You will be asked to enter the Control Number located in the lower right corner of this form.

          OPTION A:     To vote as the Board of Directors recommends on ALL items, press 1.

          OPTION B:     If you choose to vote on each item separately, press 0. You will hear these instructions:

                        Item 1: To vote FOR ALL nominees, press 1. To WITHHOLD FOR ALL nominees, press 9. To WITHHOLD FOR
                        AN INDIVIDUAL nominee, press 0 and listen to the instructions.

                        Item 2: To vote FOR, press 1. To vote AGAINST, press 9. To ABSTAIN, press 0.

                        When asked, you must confirm your vote by pressing 1.

                                                  THANK YOU FOR VOTING.

  CALL * * TOLL-FREE * * ON A TOUCH-TONE
                 TELEPHONE

        1-800-840-1208 - ANYTIME

      There is NO CHARGE to you for this call.

                          SCB COMPUTER TECHNOLOGY, INC.
                      2000 ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON OCTOBER 18, 2000

                  VOTING INSTRUCTION FORM FOR PARTICIPANTS IN
                        SCB COMPUTER TECHNOLOGY, INC. KSOP

The 2000 Annual Meeting of Shareholders of SCB Computer Technology, Inc. (the "Company") will be held at the Ridgeway Inn, 5679 Poplar Avenue, Memphis, Tennessee, on October 18, 2000, beginning at 2:00 p.m. (Memphis time). The undersigned hereby acknowledges receipt of the related Notice and Proxy Statement dated September 19, 2000, accompanying this voting instruction form, to which reference is hereby made for further information regarding the meeting and the matters to be considered and voted on by the shareholders at the meeting.

The undersigned, a participant in the SCB Computer Technology, Inc. KSOP (the "KSOP"), hereby instructs Merrill Lynch Trust Company, as Trustee of the KSOP (the "Trustee"), to vote all shares of common stock of the Company credited to the undersigned's KSOP account as of the record date and otherwise to act on behalf of the undersigned at the 2000 Annual Meeting of Shareholders and any postponement or adjournment thereof, in accordance with the directions set forth herein.

The undersigned hereby revokes any proxy heretofore given and instructs the Trustee to vote or act as indicated on the reverse side hereof.

                          (Continued on reverse side)

-------------------------------------------------------------------------------

                            * FOLD AND DETACH HERE *


                     [SCB COMPUTER TECHNOLOGY, INC. LOGO]

3800 Forest Hill - Irene Road, Suite 100, Memphis, TN 38125 (800) 221-1640
(901) 754-6577 Fax: (901) 754-8463

                               September 19, 2000

Dear KSOP Participant:

It is a great pleasure to have this opportunity to provide you with our 2000 Annual Report and the Proxy Statement for our 2000 Annual Meeting of Shareholders. The Annual Report discusses our performance in fiscal 2000 as well as our business strategy for the future. The Proxy Statement provides you with information relating to the business to be conducted at our annual meeting on October 18, 2000.

                            YOUR VOTE IS IMPORTANT!

                        You can vote in one of two ways:

1. Call TOLL-FREE 1-800-840-1208 on a touch-tone telephone and follow the instructions on the reverse side. There is NO CHARGE to you for this call.

                                       or

2. Complete, sign, date and return your proxy card in the accompanying envelope.

Thank you for your interest and ownership in SCB Computer Technology, Inc.

                                    Sincerely,

                                    /S/ T. Scott Cobb

                                    T. Scott Cobb
                                    Chief Executive Officer